UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026 (August 1, 2025)

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42779	85-2262564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Riverfront Drive, Suite A

Little Rock, AR, 72202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends Item 2.01 and Item 9.01 of the Current Report on Form 8-K originally filed by Uniti Group Inc. (the “Company”) on August 1, 2025 (the “Original 8-K”), as amended by the Current Report on Form 8-K filed by the Company on September 18, 2025 (“Amendment No. 1”), in which the Company reported, among other things, the consummation of the merger (the “Merger”) between Uniti Group LLC (formerly known as Uniti Group Inc. (“Legacy Uniti”)) and New Windstream, LLC (as successor to Windstream Holdings II, LLC (“Windstream”)) pursuant to that certain Agreement and Plan of Merger dated as of May 3, 2024, by and between Legacy Uniti, Windstream, New Uniti HoldCo LP and New Windstream Merger Sub, LLC, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of July 17, 2024. As a result of the Merger, Legacy Uniti and Windstream became wholly owned subsidiaries of the Company.

This Amendment No. 2 amends the Original 8-K and Amendment No. 1 in order to file the unaudited pro forma condensed combined financial information of the Company for the nine months ended September 30, 2025 and the year ended December 31, 2024. This Amendment No. 2 does not amend any other item of the Original 8-K or Amendment No. 1.

The pro forma financial information included as Exhibit 99.1 to this Amendment No. 2 has been presented for illustrative purposes only and is not intended to and does not purport to represent what the Company’s actual results or financial condition would have been if the Merger had occurred on the relevant date, and it is not intended to project the future results or financial condition that the Company may achieve.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Company hereby amends Item 2.01 of the Original 8-K and Amendment No. 1 to add the following:

The Company is filing unaudited pro forma condensed combined financial information of the Company, giving effect to Merger, which includes the unaudited pro forma condensed combined statements of income for the year ended December 31, 2024 and the nine months ended September 30, 2025 and the related notes, which are filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company are included as Exhibit 99.1 hereto and incorporated into this Item 9.01 by reference:

•	Unaudited Pro Forma Condensed Combined Statements of Income for the year ended December 31, 2024 and nine months ended September 30, 2025; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information of Uniti Group Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2026	UNITI GROUP INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Senior Executive Vice President, General Counsel & Secretary